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                                                                   EXHIBIT 23.02
                                                                   -------------

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this registration statement.



                                         /s/ ARTHUR ANDERSEN LLP
                                         ARTHUR ANDERSEN LLP



Indianapolis, Indiana,
August 1, 1995